                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             MIDLAND RESOURCES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             MIDLAND RESOURCES, INC.
                      16701 Greenspoint Park Dr., Suite 200
                              Houston, Texas 77060

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 29, 1997

To the Stockholders of
     Midland Resources, Inc.:

     Notice is hereby given that the 1997 annual meeting of stockholders of Midland Resources, Inc. (the "Company") will be held at The Greenspoint Club, 5th Floor, 16925 Northchase, Houston, Texas 77060 on May 29, 1997 at 10:00 a.m., Texas time, for the following purposes:

               (1) To elect a Board of Directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified;

               (2) To ratify the Midland Resources, Inc. 1997 Board of Directors Stock Incentive Plan;

               (3) To ratify the appointment of Grant Thornton LLP as the Company's auditors for the ensuing fiscal year; and

               (4) To transact such other business as may properly come before the meeting.

          The Board of Directors has fixed the close of business on April 17, 1997, as the record date for determination of stockholders entitled to notice of and to vote at such meeting.

          Regardless of whether you expect to attend the meeting in person, you are requested to fill in, date and sign the enclosed proxy and return it in the enclosed envelope at your earliest convenience. No postage need be affixed if such envelope is mailed in the United States.

                                         By the order of the Board of Directors,


                                                                MARILYN D. WADE,
                                                                       Secretary

Houston, Texas
Date: May 2, 1997

                             MIDLAND RESOURCES, INC.
                      16701 Greenspoint Park Dr., Suite 200
                              Houston, Texas 77060

                                 PROXY STATEMENT


SOLICITATION AND REVOCATION OF PROXIES

     The accompanying proxy is solicited by Midland Resources, Inc. (the "Company") for use in connection with the 1997 annual meeting of stockholders of the Company to be held at The Greenspoint Club, 5th Floor, 16925 Northchase, Houston, Texas 77060 on May 29, 1997 at 10:00 a.m. Texas time, and any adjournment or postponement thereof. Although proxies will be solicited primarily by mail, regular employees of the Company may personally aid in such solicitation. The Company will make arrangements with brokerage houses for forwarding proxy materials to the beneficial owners of shares of Common Stock registered in brokers' names. All solicitation costs will be borne by the Company. All properly signed proxies will be voted, and where a choice has been specified by the stockholder as provided on the proxy, it will be voted in accordance with the specification so made. If any proxies do not contain voting instructions, the shares of Common Stock represented by such proxies will be voted (1) FOR the election of the nominees for the Board of Directors, (2) FOR the ratification of the Midland Resources, Inc. 1997 Board of Directors Stock Incentive Plan; and (3) FOR ratification of the appointment of Grant Thornton LLP as the Company's independent certified public accountants for the fiscal year 1997. Any stockholder giving a proxy may revoke it at any time before it is used at the meeting by giving written notice of revocation or by signing and delivering to the secretary of the Company a proxy bearing a later date.

     Proxy materials are expected to be mailed or delivered to stockholders on or about May 2, 1997.

VOTING AT THE MEETING

     The record date for the determination of stockholders entitled to notice of and to vote at the meeting was the close of business on April 17, 1997, at which time there were outstanding 4,411,031 shares of Common Stock, $.001 par value ("Common Stock"). Each share of Common Stock is entitled to one vote; stockholders do not have the right to cumulate their votes with respect to the election of directors. The presence in person or by proxy of the holders of a majority of the outstanding Common Stock will be necessary to constitute a quorum for the transaction of business at the meeting. The affirmative vote of a majority of the shares constituting the quorum is necessary to adopt or ratify the actions presented in this proxy statement, except that the election of the Board of Directors shall be by a plurality of the votes cast. Shareholders who appear at the Annual Meeting, whether in person or by proxy, who abstain from voting on any matter will be counted for quorum purposes but not voted. Broker non-votes will have no effect on the outcome of the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 25, 1997, certain information regarding beneficial ownership of Common Stock by (a) each person known by the Company to own beneficially more than 5% of its outstanding Common Stock, (b) each director and director nominee of the Company, and all directors and officers as a group. Each director listed below is also a director nominee.

                                                              AMOUNT & NATURE     PERCENT OF
      NAME AND ADDRESS                                         OF BENEFICIAL     OUTSTANDING
     OF BENEFICIAL OWNER                                         OWNERSHIP          SHARES
     -------------------                                      ---------------    -----------
Deas H. Warley III(1)(2)(3)..................................    1,658,034          35.5%
  16701 Greenspoint Dr. Suite 200, Houston, Texas 77060

Robert R. Donnelly(1)(2)(4)..................................       25,800            .6%
  415 West Wall, Suite 1415, Midland, Texas 79701

Sam R. Brock(1)(2)(4)........................................       25,000            .6%
  2277 S. Kirkwood, Suite 401, Houston, Texas 77077

Darrell M. Dillard(1)(2)(4)..................................       69,600           1.6%
  415 West Wall, Suite 1510, Midland, Texas 79701

Wayne M. Whitaker(2).........................................       18,300            .4%
  301 Commerce Street, Suite 3500, Fort Worth, Texas 76102

John Q. Adams(1)(5)..........................................      237,400           5.4%
  2350 Airport Frwy, Suite 280, Bedford, Texas 76022

All officers and directors as a group........................    1,989,034          39.9%
  (8 persons)

----------------------------------------
(1) All shares, options and warrants included within these amounts are owned directly and of record.
(2)  Director.
(3) Includes 233,122 shares upon the exercise of $4.00 Warrants and options to acquire 30,000 shares, each of which are exercisable upon less than 60 days notice.
(4) Includes stock options as follows: Donnelly, 25,000; Brock, 15,000; Dillard, 60,000; and Whitaker, 10,000, each of which are exercisable upon less than 60 days notice.
(5) The Board created and Mr. Adams was elected to the position of an advisory director of the Company in March, 1996. The position of an advisory director is not compensated, does not confer any rights to vote on any matter being considered by the board and can be terminated at any time.

The Company is not aware of any contractual arrangement the operation of which may at any subsequent date result in a change in control of the Company. On July 25, 1994, the shareholders approved an Amendment to Article Four of the Company's Articles of Incorporation, which authorizes the Company to issue up to 20,000,000 shares of $.01 par value preferred stock. Pursuant to the amendment, the Board of Directors are empowered, without the necessity of further action or authorization by the stockholders (unless required in a specific case by applicable laws, regulations or stock exchange rules), to cause the Company to issue preferred stock from time to time in one or more series, and to fix by resolution the relative rights and preferences of each series. Each series of preferred stock will rank senior to the Company's common stock with respect to dividends and liquidation rights.

                              ELECTION OF DIRECTORS

     Five directors are to be elected at the meeting. Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified. The persons named as proxies in the accompanying form of proxy intend to vote each properly signed and submitted proxy for the election as a director of each of the persons named in the following table unless authority to vote for all or any of the nominees is withheld on the proxy.

                              DIRECTOR
NAME (AND AGE)                 SINCE         POSITION HELD WITH THE COMPANY
--------------                --------       ------------------------------

Deas H. Warley III (54)         1990           Chairman and President

Robert R. Donnelly (48)         1990           Director

Darrell M. Dillard (49)         1994           Director

Sam R. Brock (51)               1995           Director

Wayne M. Whitaker (49)          1996           Director


DEAS H. WARLEY III

     Deas H. (Gene) Warley III has been employed in the oil and gas industry since 1979. Mr. Warley has been the Chairman and President of the Company since its inception in July 1990. Mr. Warley has been the Chairman and President of Summit Petroleum Corporation, a public oil and gas corporation until acquired by the Company in December 1996. Mr. Warley received a Bachelor of Science Degree in Engineering from Arizona State University in 1971 and Master of Science Degree in Engineering from the Air Force Institute of Technology in 1973. Mr. Warley is a registered Professional Engineer in the state of Texas. He is a member of the Independent Petroleum Association of America, the Permian Basin Petroleum Association, the North Texas Oil and Gas Association, the Society of Petroleum Engineers and the National Petroleum Counsel.

ROBERT R. DONNELLY

     Robert R. Donnelly was elected a director of the Company in July 1990.
Mr. Donnelly has been the Corporate Vice President and Treasurer of Eastland Oil Company since 1988, responsible for gas contracts, land department, accounting and administration; from 1985 until 1988 Vice President in charge of land management; and from 1983 until 1985 he was land manager and in charge of partnership relations. Mr. Donnelly has 18 years of experience in various domestic and international land and land management positions with major and independent oil and gas companies. He graduated from the University of Texas in 1973 with a Bachelor of Arts Degree in Economics and is a Certified Professional Landman. He has served as Director of the Independent Petroleum Association of America, the Permian Basin Association of Petroleum Landsmen, and the West Texas Producers Forum.

DARRELL M. DILLARD

     Darrell M. Dillard was elected as a director in July 1994. He was Vice President from April 1995 and Chief Financial Officer from December, 1995, in each case until February 1997. He is an independent Certified Public Accountant who has been engaged in public and industry accounting for the oil and gas industry in Midland, Texas since 1980. Prior to 1980, Mr. Dillard worked for the U.S. Department of Treasury. He served from 1981 to 1982 on the board of directors and as treasurer for a large independent oil and gas exploration and production company with operations in various states. He is a member of the American

Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants, the Petroleum Accountants Society, and the Independent Petroleum Association of America. Mr. Dillard graduated from Midwestern State University with a Bachelor's degree in Business Administration in Accounting in 1975.Mr. Dillard has been a director of Summit Petroleum Corporation since 1995.

SAM R. BROCK

     Sam R. Brock was elected as a director on April 10, 1995. He has been active in the oil and gas industry since 1974. From February 1994 until the present he has owned and operated NRG Consultants, Inc., a commercial crude oil trading and transportation consulting company. From 1987 until 1994 he was Vice President-Gathering Division of Phibro Energy USA, Inc., a subsidiary of Solomon Brothers, Inc. From 1980 until 1986 he was President and majority shareholder of NRG Gathering Company a private oil and gas gathering company that was sold in 1986 to Tesoro Petroleum Corporation. Mr. Brock graduated from Texas Tech University with a Bachelor's degree in marketing in 1969.

WAYNE M. WHITAKER

     Mr. Whitaker was elected as a director in January 1996 and has been a partner in the firm Michener, Larimore, Swindle, Whitaker, Flowers, Sawyer, Reynolds & Chalk, L.L.P. (and its predecessor firms) since 1978. He received his business and law degrees from Baylor University in 1971, and his Master of Laws from Southern Methodist University in 1972. From 1972 until 1978 he worked for the Securities and Exchange Commission in Fort Worth, Texas. Mr. Whitaker has been a director of Summit Petroleum Corporation since 1995.

     Each person proposed to be elected as director has consented to serve if elected. If prior to the meeting any nominee should become unavailable to serve for any reason, the proxies will be voted for a nominee selected by the Board of Directors.

BOARD OF DIRECTORS COMPENSATION, MEETINGS AND COMMITTEES

     The Company's Board of Directors held five meetings during 1996.   No
director attended fewer than 75 percent of the meetings. Directors who are not officers or employees of the Company received a fee of $3,000 per quarter in 1996, and directors who are employees or officers of the Company presently receive $100 per meeting, and each director may be reimbursed for expenses incurred in attending meetings. The Company also had the 1995 Directors' Stock Option Plan until February 1997, under which directors who are not employees of the Company have received options to acquire an aggregate of 20,000 shares at $2.75 per share and 30,000 at $3.75 per share. Effective February 25, 1997 the Board adopted the 1997 Board of Directors Stock Incentive Plan, terminated the 1995 Directors' Stock Option Plan and terminated the $3,000 quarterly director's fee effective beginning with the second quarter of 1997.

     The audit committee consists of Messrs. Donnelly and Dillard. Among its functions are: recommendation of the independent auditor for selection by the Board, reviewing the arrangements and scope of the independent auditor's examination, review of the findings and recommendations of the independent auditor concerning internal accounting procedures and controls. The Audit Committee met two times during 1996.

     The nominating committee consists of Messrs. Brock, Dillard and Warley. It reviews the qualifications of Director candidates on the basis of recognized achievements and their ability to bring skills and experiences to the deliberations of the Board. It also recommends qualified candidates to the Board, including the slate of nominees submitted to the stockholders at the Annual Meeting. The nominating committee has no formal plan for receiving nominations from the stockholders. This committee met once during 1996.

     The compensation committee consists of Messrs. Donnelly and Brock. This committee reviews and recommends salaries of the officers and employment arrangement of the President. This committee met twice during 1996.

EXECUTIVE COMPENSATION

     None of the officers of the Company receive direct compensation from the Company for their service in those capacities. Officers of the Company are also officers of Midland Resources Operating Company, Inc. ("MRO", a subsidiary of the Company) and receive compensation from that company.

                           SUMMARY COMPENSATION TABLE

                                        Annual Compensation
-------------------------------------------------------------------------------
                                                  Other Annual     All Other
Name and Principal                      Salary    Compensation    Compensation
Position                       Year       ($)        ($)(1)        ($)(2)
-------------------------------------------------------------------------------
Deas H. Warley III             1996     224,840       5,693       17,774 (3)
President, Chairman         ---------------------------------------------------
                               1995     217,350       8,797       19,071
                            ---------------------------------------------------
                               1994     175,260       9,240        5,535
-------------------------------------------------------------------------------
Jesse Q. Ozbolt                1996      96,261       9,058        5,814
VP-Engineering/Operations
-------------------------------------------------------------------------------

(1) Amounts deferred at the election of the named executive officer pursuant to a plan established under Section 401(k) of the Internal Revenue Code.

(2) For 1996 includes, discretionary amounts contributed by Company under the plan established under Section 401(k) of the Internal Revenue Code of $7,244 for Mr. Warley and $5,814 for Mr. Ozbolt.

(3) Includes Director fees of $500 and health care reimbursement of $10,000 for 1996.

     The Company, through MRO has a plan (including an employee stock ownership plan provision) adopted under Section 401(k) of the Internal Revenue Code that is open to all employees. On April 10, 1996 the Company contributed 7,300 shares of treasury stock to this plan.

     Except for an employment contract with Mr. Warley described under "Certain Transactions", and provisions in the 1997 Directors Stock Incentive Plan, the Company has no existing or proposed plan or arrangement for any officer or director to receive remuneration resulting from his resignation, retirement or other termination or from a change in control of the Company or a change in the individual's responsibilities after such a change in control. Except as described under "Certain Transactions", the Company has not engaged in any transactions with third parties where the primary purpose of such transaction was to furnish remuneration to any officer or director of the Company.

OPTION GRANTS

      The Company has the 1994 Midland Resources, Inc. Long-Term Incentive Plan ("1994 Plan") and the 1996 Midland Resources, Inc. Long-Term Incentive
Plan ("1996 Plan", and collectively with the 1994 Plan, the "Plans"). An aggregate of 300,000 and 400,000 shares are available for awards under the 1994 and 1996 Plan, respectively. The Plans are administered by the Compensation Committee of the Board of Directors

(the "Compensation Committee"). No member of the Compensation Committee can participate in the Plans except under circumstances permitted by Rule 16b-3 under the Securities Exchange Act of 1934.Officers, other key employees and, under limited circumstances, members of the Board of the Company and subsidiary companies (in which the Company owns directly or indirectly more than a 50% voting equity interest) are eligible to be selected to participate in the Plans. The selection of participants from eligible persons is within the sole discretion of the Compensation Committee. One of the Directors, Mr. Warley, is an employee and as such is eligible to participate in the Plans. The Company estimates that approximately ten persons are currently eligible to receive awards under the Plans. Options granted in 1996 were previously disclosed in the Company's proxy statement dated April 30, 1996. As described under the Proposal to Ratify the Midland Resources, Inc. 1997 Board of Directors Stock Incentive Plan ("1997 Board Plan"), grants of options to acquire 1,235,000 shares were made in February 1997 and are included in determining the percentage of grants set forth in the table below. Grants after April 1996 and in February 1997 are as follows:

                                                     FAIR MARKET
                        SHARE    % OF    EXERCISE      VALUE AT       GRANT
     NAME              AMOUNT   GRANTS    PRICE($)   GRANT DATE($)     DATE     EXPIRATION DATE
     ----              ------   ------   ---------   -------------    ------    ---------------
Jesse Q. Ozbolt(1)     4,000      .3        3.125        3.125       02/03/97      01/31/01

_____________

(1)  Vice President-Engineering/Operations.

     The Plans provide for the grant of any or all of the following types of awards: (1) stock options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights, in tandem with stock options or freestanding; (3) stock awards, including restricted stock; and (4) any other stock-based award established by the Committee with terms consistent with the Plans' purposes.

FISCAL YEAR-END OPTION VALUES

-------------------------------------------------------------------------------------------
                                             NUMBER OF SECURITIES     VALUE OF UNEXERCISED
                                            UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS
                                             OPTION AT FY-END (#)        AT FY-END ($)
                 SHARES ACQUIRED      VALUE      EXERCISABLE/            EXERCISABLE/
     NAME          ON EXERCISE      REALIZED    UNEXERCISABLE           UNEXERCISABLE
-------------------------------------------------------------------------------------------
Deas H. Warley          0               0          30,000/0               $15,000/0
-------------------------------------------------------------------------------------------
Jesse Q. Ozbolt         0               0          52,500/0                  0/0
-------------------------------------------------------------------------------------------

                             PROPOSAL TO RATIFY THE
      MIDLAND RESOURCES, INC. 1997 BOARD OF DIRECTORS STOCK INCENTIVE PLAN

     The Board of Directors has recommended the shareholders ratify the Midland Resources, Inc. 1997 Board of Directors Stock Incentive Plan (the "1997 Board Plan"). The purpose of the 1997 Board Plan is to create an incentive to the Board of Directors, key employees and advisors, that is linked directly to increases in stockholder value as reflected in the trading price of the Company's common stock and will therefore inure to the benefit of all
stockholders of the Company.   The 1997 Board Plan was adopted on February 25,
1997, with certain restrictive changes made April 9, 1997. The Board of Directors approved the grant of options on February 25, 1997 as described below. At the time of the adoption of the 1997 Board Plan the Board of Directors terminated the existing 1995 Directors' Stock Option Plan and canceled the quarterly fee of $3,000 paid to non-employee members of the Board. The submission of the 1997 Board Plan for ratification by shareholders is not required, and the failure of the shareholders to ratify the 1997 Board Plan will not affect the validity of the plan or the existing grant of options thereunder. Reference should be made to Attachment

A for a complete statement of the provisions of the Plan which are summarized below. Certain capitalized terms used in this summary have the meanings ascribed to them in the Plan.

SHARES AVAILABLE

     An aggregate of 1,235,000 shares (subject to adjustment for certain transactions affecting the Common Stock) of Common Stock are available for grants under the 1997 Board Plan. Stock options have been granted for all such 1,235,000 shares. Shares covered by such stock options that expire or terminate unexercised or are canceled or forfeited would again be available for awards under the 1997 Board Plan.

ADMINISTRATION

     The 1997 Board Plan provides for administration by the entire Board of Directors. The Board of Directors has the authority to interpret the 1997 Board Plan, establish rules and regulations for its operation, select those to receive awards, and determine the form, amount and other terms and conditions of awards. The Board of Directors also has the power to modify or waive restrictions on awards, to amend awards and to grant extensions and accelerate awards.

ELIGIBILITY FOR PARTICIPATION

     Members of the Board of Directors, officers, key employees and advisors the Company are eligible to be selected to participate in the Plan. Those individuals and their relationship to the Company that have been granted options are set forth below. The selection of participants from eligible persons is within the sole discretion of the Board of Directors. Mr. Warley, although eligible to participate in the 1997 Board Plan declined to so participate.

TYPES OF AWARDS

     Only non-qualified stock options have been granted, however the 1997 Board Plan provides for the grant of any or all of the following types of awards: (1) non-qualified stock options; (2) stock appreciation rights, in tandem with stock options or freestanding; (3) stock awards, including restricted stock; and (4) any other stock-based award established by the Board of Directors.

DESCRIPTION OF OPTION GRANTS

     Options to the below listed individuals have been granted on the terms indicated. Options to purchase certain Shares upon the attainment of specified criteria are denominated "Bonus Options". On February 25, 1997 the date of the grant of the options, the last reported trade of the Company's common stock as reported in THE WALL STREET JOURNAL for NASDAQ Small-Cap Issues was $3.75.

                        NUMBER OF   NUMBER OF
NAME                     OPTIONS  BONUS OPTIONS  EXERCISE PRICE  EXPIRATION

Darrell Dillard(1)       200,000      50,000          $3.00       03/31/02
Robin Donnelly(1)        200,000      50,000          $3.00       03/31/02
Wayne Whitaker(1)        200,000      50,000          $3.00       03/31/02
Sam Brock(1)             200,000      50,000          $3.00       03/31/02
John Adams(2)            150,000      25,000          $3.00       03/31/02
Marilyn Wade(3)           50,000      10,000          $3.00       03/31/02

_____________

(1)  Director nominee

(2)  Advisory member of Board of Directors

(3)  Corporate Secretary, employee

VESTING SCHEDULE:

 25% of the Option Shares vest and become exercisable upon the Shares trading three out of five consecutive trading days at or above $6.50;
 50% of the Option Shares vest and become exercisable upon the Shares trading three out of five consecutive trading days at or above $7.50;
 25% of the Option Shares vest and become exercisable upon the Shares trading three out of five consecutive trading days at or above $8.50; and
100% of the Bonus Option Shares vest and become exercisable upon the Shares trading three out of five consecutive trading days at or above $10.00.

Notwithstanding the above vesting schedule, all Options, including Bonus Options, shall vest and become exercisable upon a Change in Control.

OPTION EXERCISE RESTRICTIONS. Notwithstanding the vesting and exercisability set forth above, the exercise of the Option is further restricted as follows:

(a)  No Option Shares may be exercised prior to March 1, 1998;
(b) Up to 1/3 of Option Shares that have vested may be exercised at any time on and after March 1, 1998;
(c) Up to an additional 1/3 of Option Shares that have vested may be exercised at any time on and after March 1, 1999;
(d) Up to an additional 1/3 of Option Shares that have vested may be exercised at any time on and after March 1, 2000; and
(e)  Bonus Option Shares that have vested may be exercised at any time.

Notwithstanding (a) through (e) above, there shall be no restriction on the exercise of the Option, including Bonus Options, upon a Change in Control.

EXERCISE RESTRICTIONS ON TERMINATION AS DIRECTOR. If an Option holder's position as a director of the Company terminates due to his voluntary resignation or his failure or refusal to stand for re-election, then the Options that have at that time vested shall continue to be subject to the exercise limitations set forth above. If an Option holder's position as a director of the Company is terminated for any other reason including his disability or death, all Options that are then vested shall immediately become exercisable.

EXPIRATION OF OPTION ON TERMINATION AS DIRECTOR. If an Option holder's position as a director of the Company terminates due to the voluntary resignation his failure or refusal to stand for re-election, then the Option shall expire on the earlier of 90 days after such termination or the date the Option expires in accordance with its terms. If an Option holder's position as a director with the Company is terminated for any other reason including his disability or death, the Option shall expire on the earlier of the first anniversary of such termination or the date the Option expires in accordance with its terms.

CHANGE IN CONTROL. The term "Change in Control" shall mean (I) if (A) Deas H. Warley III shall have beneficial ownership of fewer than 40% of the number of shares of Common Stock (on a fully diluted basis) beneficially owned by him on January 1, 1997, after taking into account any subdivision or combination of Common Stock, at any time prior to the first anniversary of the grant of this Option, or (B) at any time prior to the second anniversary of the grant of this Option Deas H. Warley III shall have beneficial ownership of fewer than 30% of the number of shares of Common Stock beneficially owned by him on January 1, 1997, after taking into account any subdivision or combination of Common Stock, (it being understood that Deas H. Warley III shall be deemed to have beneficial ownership of any shares held by any member of his immediate family or the trustee of any trust created for the benefit of any such family member), or (II) the acquisition in one or more transactions of Common Stock by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) together with any affiliate of such Person or member of such group of beneficial ownership, direct or indirect, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities or that amount of securities of the Company entitling such Person or group to elect a majority of the members of the board of directors of the Company, or (III) the sale, transfer or other disposition in one or more transactions of all or substantially all of the assets of the Company or (IV) the merger or consolidation of the Company with or into another Person, other than a wholly-owned subsidiary of the Company or (V) the Company proceeds to acquire its Common Stock (or undertakes a corporate reorganization or recapitalization or other action) if the effect of such acquisition (or other action) would be either (1) to reduce substantially or to eliminate any public market for the shares of the Company's Common Stock or (2) to remove the Company from registration under the Securities Exchange Act of 1934 ("Exchange Act") or (3) to require the Company to make a filing under Section 13(e) of the Exchange Act or (4) to cause a delisting of the Company's Common Stock from the National Association of Securities Dealers, Inc. Automated Quotation System (unless such stock is delisted as a result of being listed on a national securities exchange) or to cause a delisting of the Company's Common Stock from a national securities exchange, or (VI) either the Company and/or one or more of the significant subsidiaries of the Company is materially or completely liquidated or is the subject of any voluntary or involuntary dissolution or winding up.

FEDERAL TAX CONSEQUENCES

     Under the Code, a participant receiving a Nonstatutory Stock Option ordinarily does not realize taxable income upon the grant of the Option. A participant does, however, realize ordinary income upon the exercise of a Nonstatutory Stock Option to the extent that the fair market value of the Common Stock on the date of exercise exceeds the Option Price. The Company is entitled to a Federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant, provided that the Company withholds Federal income tax with respect to the amount of such compensation. Upon the subsequent sale of the shares acquired pursuant to a Nonstatutory Stock Option, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant, although there will be no tax consequences for the Company.

     Generally, a recipient does not realize taxable income upon the grant of a SAR but realizes ordinary income upon its exercise in an amount equal to the cash received and/or the fair market value of any Common Stock received. The Company is entitled to a Federal income tax deduction in an amount equal to the ordinary income realized by the participant, provided that the Company withholds Federal income tax with respect to the amount of such compensation. Upon the subsequent sale of shares acquired pursuant to a SAR, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant.

     In general, a participant receiving Restricted Stock does not realize taxable income upon the grant of Restricted Stock. A participant will, however, realize ordinary income when the Restricted Stock becomes vested to the extent that the fair market value of the Common Stock on that date exceeds the price, if any, paid for the Restricted Stock or, if no price was paid, to the extent of the fair market value of the Common Stock on that date. However, the participant may elect (within 30 days after the grant of Restricted Stock) to realize ordinary income on the date of the grant to the extent of the fair market value of the Restricted Stock (determined without regard to restrictions on transferability and any substantial risk of forfeiture). If such election is made, the participant will not realize ordinary income when the Restricted Stock becomes vested. In addition, if such an election is made and the Restricted Stock is subsequently forfeited, the participant is not entitled to a deduction but will be allowed a capital loss equal to the excess of the amount paid, if any, for such shares over the amount realized if any, on such forfeiture. Upon a subsequent sale of vested Restricted Stock, any gain or loss will be capital gain or loss, assuming the shares represent a capital asset in the hands of the participant. The Company is entitled to a Federal income tax deduction in an amount equal to the ordinary income realized by the recipient of the Restricted Stock, provided that the Company withholds Federal income tax with respect to the amount of such compensation. Dividends paid to the participant on

Restricted Stock during the restricted period are ordinary compensation income to the participant and deductible as such by the Company.

     If the exercisability of an Option or a SAR, or the elimination of restrictions on Restricted Stock is accelerated, or special cash settlement rights are triggered and exercised, as a result of a Change in Control of the Company, all or a portion of the value of the relevant award at that time may be a "parachute payment" for purposes of determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an "excess parachute payment" pursuant to Section 4999 of the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

     Section 162(m) of the Code limits the Company's tax deduction for all compensation paid to certain executive officers in any one year to $1,000,000. The Company's deductions related to grants under the Plan would be subject to this limitation.

ACCOUNTING TREATMENT AND OTHER MATTERS

     Under the Company's present accounting treatment, a grant or exercise of an Option with an Option Price not less than the fair market value of the underlying Common Stock does not result in any charge to the Company's earnings. The mere grant of a SAR does not, at the time of such grant, result in such a charge. After the date of grant, however, outstanding SARs may from time to time give rise to compensation expense to reflect changes in the market price of the Company's Common Stock. Restricted Stock awards will give rise to compensation expense which may vary in amount and timing to reflect changes from time to time in the market price of the Company's Common Stock. Dividend equivalents on Options and SARs will give rise to compensation expense. Dividends on Restricted Stock will give rise to compensation expense while the awards are restricted.

     The Financial Accounting Standards Board has recently issued "Statement No. 123-Accounting for Stock-Based Compensation" which encourages, but does not require a fair value based method of accounting for stock-based compensation plans. The Company does not intend to change its present accounting treatment except as required for grants to non-employee directors.

     The adoption of the Plan shall not affect any other incentive or compensation plan (including plans providing for the grant of stock options, stock appreciation rights or restricted stock) which may at a later date become effective for directors, officers or employees of the Company or its subsidiaries. In addition, the Plan shall not preclude the Company or its subsidiaries from establishing any other form of incentive or other compensation (including stock options, stock appreciation rights or restricted stock awards) for their directors, officers or employees, or from assuming any form of incentives or other compensation of any person or entity in connection with the acquisition of the business of assets or any person or entity.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL RATIFYING THE ADOPTION OF THE MIDLAND RESOURCES, INC. 1997 DIRECTORS STOCK INCENTIVE PLAN.

                              CERTAIN TRANSACTIONS

     Transactions between the Company and related parties are as follows:

     (1) During 1997 the Company conducted a cash tender offer for all of the common stock and options of Summit Petroleum Corporation ("Summit"), a public oil and gas corporation of which Mr. Warley was President, Treasurer and Chairman and owns approximately 37.5 percent of its common stock, and Darrell M. Dillard and Wayne M. Whitaker were directors, shareholders and option holders. The Company completed the acquisition of Summit through a merger with a wholly owned subsidiary in December 1996. The Company received a fairness opinion regarding the tender offer price of $.70 per share (net of any option exercise prices). As a result of this offer Mr.
Warley received a total proceeds of $660,000, Mr. Dillard received proceeds of $31,875 and Mr. Whitaker received proceeds of $49,375.

     (2) $479,647 of the proceeds due Mr. Warley from the Summit tender offer discussed above, were used to repay the balance outstanding under a promissory note of Mr. Warley due the Company that was entered into in December, 1995, whereby Mr. Warley borrowed $582,805 under an eighteen month term note bearing
7.5 % interest, secured by 287,947 shares of the Company's common stock. The original proceeds of this loan was used by Mr. Warley to exercise 233,122 warrants to buy common stock at $2.50 per share that was received in 1990 upon the formation of the Company.

     (3) The Company purchased a building and land in Midland County, Texas for $78,996 from Mr. Warley and another individual for use as a district office, effective November 1, 1995. Mr. Warley and the other individual each financed 50% of the purchase price less the down payment of $10,496. The two $34,250 ten year notes bear interest at 7.5% and are payable in equal monthly installments of $407, each. The cost to the Company was based on an independent written appraisal and certain improvements completed before the property was purchased. The balance of the note payable to Mr. Warley was netted against his $582,805 note payable discussed above, together with a cash payment of $95,000, leaving a balance of $453,641 on Mr Warley's note due the Company.

     (4) Until the Company acquired Summit, MRO had a management agreement with Summit. Total management fees charged Summit for 1996 and 1995 were $45,000 and $102,000, respectively. In addition, during 1995, Summit participated with the Company in the acquisition of certain oil and gas leases and seismic options in the Sunburst Project, Terry County, Texas, and the Latigo and Lakota Projects, Hockley County, Texas in exchange for a commitment from the Company and Summit to expend certain monies in connection with acquiring an interest in certain oil and gas leases, seismic options, conducting 3-D geological surveys, interpretation of 3-D seismic data and the drilling of two or more test wells. Summit acquired its five percent interest working interest in proportion to its share of the commitment. Effective September 1, 1995, Summit participated with the Company in the acquisition of additional working interests in certain Redfish Bay properties in Nueces County, Texas. Summit acquired its four percent working interest on the same basis as the Company. As of December 31, 1995, Summit owed the Company $83,974 for undistributed oil and gas revenues, joint interest expenditures and management fees.

     (5) Mr. Warley has a five year employment contract with the Company that currently provides an annual salary of $247,963 with a minimum five percent semi-annual adjustment. Mr. Warley has agreed to waive such adjustments for 1997 pending imporved performance of the Company. In addition the contract provides for medical reimbursement of up to $10,000 for non-insurance covered medical expenses, disability payments of one-half the annual salary for ten years and a covenant not to compete with the Company for six months. The term of the agreement extends for an additional five years each January 1, unless notice is given by either Mr. Warley or the Company.

     (6) Mr. Whitaker, a director since 1996 and a current Board nominee, is a partner in the law firm of Michener, Larimore, Swindle, Whitaker, Flowers, Sawyer, Reynolds & Chalk, L.L.P. During 1996 and 1995 the Company paid $85,749 and $85,979 respectively, to that firm for legal services and costs.

     (7) Mr. Dillard, a director since 1994 and a current Board nominee, served as Chief Financial Officer during the period October 31, 1995 until February 1997. The Company paid Mr. Dillard $4,000 and $14,530 respectively, during 1996 and 1995 for accounting services.

     (8) On January 14, 1997 the Company formed Chalk Mountain Exploration, Ltd., a Texas limited partnership, and became its general partner, for the purpose of selling to that limited partnership certain 3-D seismic data and related leases. With respect to the specific 3-D seismic project the Company sold that data and 100% of its interest in the related leases for $383,975 which represented its total cost in such project.

In addition to providing the funding for the purchase of the 3-D seismic data and lease costs, the limited partners agreed to provide $366,025 to drill the first exploratory well to completion, with the Company paying for any completion costs. In exchange for providing the initial $750,000 of funding to the limited partnership the limited partners will receive 50% of its profits and the Company as general partner will receive 50%. Future wells and lease acquisition options are to be borne 50% by the Company as general partner and 50% by the limited partners. Messrs. Dillard, Whitaker and Adams are limited partners. The Company acts as operator on the leases and supervises the drilling of any wells, for which it receives fees from the limited partnership which are customary within the industry.

                         RATIFICATION OF APPOINTMENT OF
                             INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Grant Thornton LLP as the independent auditors of the Company for 1997. The Board of Directors recommends that shareholders vote for the ratification of the appointment of Grant Thornton LLP as the independent certified public accountants for the Company, who are expected to have a representative at the meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF INDEPENDENT ACCOUNTANTS.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     To the Company's knowledge, based solely on the Company's review of the copies of Forms 3, 4 and 5 filed with the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes there were no late reports for 1996.

TRANSACTION OF OTHER BUSINESS

     As of the date of this proxy statement, the Board of Directors has no knowledge of business other than that described above which will be presented for consideration at the meeting. With respect to any other business which may properly come before the meeting, it is intended that proxies will be voted in accordance with the judgment of the person or persons voting them.

PROPOSALS BY STOCKHOLDERS FOR 1998 ANNUAL MEETING OF STOCKHOLDERS

     Stockholders desiring to present proposals to the stockholders of the Company at the 1998 annual meeting of stockholders, and to have such proposals included in the Company's proxy statement and proxy, must submit their proposals to the Company so as to be received no later than January 5, 1998.

                                         By the order of the Board of Directors,




                                                              DEAS H. WARLEY III
                                                                       President

Date: May 2, 1997

-------------------------------------------------------------------------------
THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY PERSON WHOSE PROXY IS SOLICITED, ON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB FOR 1996. REQUESTS SHOULD BE SENT TO MIDLAND RESOURCES, INC., 16701 GREENSPOINT PARK DR. SUITE 200, HOUSTON, TEXAS 77060,
ATTENTION:  MS. MARILYN D. WADE.
-------------------------------------------------------------------------------

                                                                    ATTACHMENT A
                             MIDLAND RESOURCES, INC.

                  1997 BOARD OF DIRECTORS STOCK INCENTIVE  PLAN

Section 1. General Purpose of Plan; Definitions.

     The name of this plan is the Midland Resources, Inc. 1997 Board of Directors Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board on February 25, 1997. The purpose of the Plan is to create an incentive to the Board of Directors, key employees and advisors, that is linked directly to increases in stockholder value as reflected in the trading price of the Company's common stock and will therefore inure to the benefit of all stockholders of the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

     (1) "Administration" means the Board and the Committee in accordance with
Section 2.

     (2) "Board" means the Board of Directors of the Company.

     (3) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

     (4) "Committee" means the Board.

     (5) "Company" means Midland Resources, Inc. a Texas corporation (or any successor corporation).

     (6) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

     (7) "Disability" means the inability of a Participant to perform substantially his duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

     (8) "Effective Date" shall mean the date provided pursuant to Section 11.

     (10) "Eligible Employee" means an officer, director, employee, consultant or advisor of the Company or any Subsidiary.

     (11) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, (A) if the Stock is publicly traded, the price of the Stock on such date as reported in the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

     (12) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

     (13) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

     (14) "Parent Corporation" means any corporation (other the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     (15) "Participant" means any Eligible Employee, consultant or advisor to the Company selected by the

                                      1                          ATTACHMENT A

Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

     (16) "Performance Share" means an award of shares of Stock pursuant to
Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

     (17) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock subject to certain restrictions.

     (18) "Stock" means the common stock, no par value, of the Company.

     (19) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

     (20) "Stock Option " means any option to purchase shares of Stock granted pursuant to Section 5.

     (21) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

     The Plan shall be administered by the Board or the Committee.

     Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Employees, consultants and advisors to the Company, pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock,
(d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing.

     In particular, the Administrator shall have the authority:

          (a) to select those Eligible Employees, consultants and advisors of the Company who shall be Participants;

          (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Participants;

          (c) to determine the number of shares of Stock to be covered by each such award granted hereunder;

          (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares); and

          (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

     The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

                                      2                          ATTACHMENT A

     All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

     The total number of shares of Stock reserved and available for issuance under the Plan shall be 1,235,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Am adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. ELIGIBILITY.

     Members of the Board of Directors, officers (including officers who are directors of the Company), employees of the Company, and consultants and advisors to the Company who are responsible for or are in a position to contribute to the management, growth and/or profitability of the business of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each award.

SECTION 5. STOCK OPTIONS.

     Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

     The Stock Options granted under the Plan shall be Non-Qualified Stock Options.

     The Administrator shall have the authority to grant any Eligible Employee Non-Qualified Stock Options,(with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Consultants and advisors may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

     (1.) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by

                                      3                          ATTACHMENT A
the Administrator in its sole discretion at the time of grant and shall not, in any event, be less than the par value (if any) of the Stock.

     (2) OPTION TERM. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted.

     (3) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any "change in control" of the Company, as defined in any stock option agreement. Notwithstanding the foregoing, the exercisablity of any Stock Options granted hereunder, unless specifically stated otherwise, shall contain the following limitations on exercise, and any grant of Stock Options designated as Bonus Options shall become exercisable as stated in (iv) below:

(i) one-fourth (1/4) of the total Stock Options (excluding Bonus Options) granted to any one individual at any one time shall become exercisable only upon the price per share of the Company's common stock trading at $6.50 or more during three out of five consecutive trading days. The term "trades" means a transaction effected on NASDAQ or any recognized stock exchange on which the Company's stock is authorized for trading.

(ii) one-half ( 1/2) of the total Stock Options (excluding Bonus Options) granted to any one individual at any one time shall become exercisable only upon the price per share of the Company's common stock trading at $7.50 or more during three out of five consecutive trading days.

(iii) one-fourth (1/4) of the total Stock Options (excluding Bonus Options) granted to any one individual at any one time shall become exercisable only upon the price per share of the Company's common stock trading at $8.50 or more during three out of five consecutive trading days.

(iv) all (100%) Stock Options granted as Bonus Options to any one individual at any one time shall become exercisable only upon the price per share of the Company's common stock trading at $10.00 or more during three out of five consecutive trading days.

     (4) VESTING. Stock Options may contain provisions regarding the vesting of any right to exercise such option as shall be determined by the Administrator at grant.

     (5) METHOD OF EXERCISE. Subject to Sections 5(3) and (4) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Stock already owned by the optionee, or (iii) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised). If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 10.

     The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. To the extent applicable, upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants

                                      4                          ATTACHMENT A
of Stock Options and other awards hereunder.

     (6) LOANS. The Company may not make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan.

     (7) NON-TRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

     (8) TERMINATION OF EMPLOYMENT OR SERVICE. If an optionee's employment with or service as a consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable option or award agreement, or as otherwise determined by the Administrator.

SECTION 6. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

     (1) GRANT AND EXERCISE.   Stock Appreciation Rights and Limited Stock
Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ('Related Rights'). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option.

     A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

     A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

     (2) TERMS AND CONDITIONS.   Stock Appreciation Rights shall be subject to
such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

     (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; PROVIDED, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

     (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Plight is being exercised, with the Administrator having the right to determine the form of payment.

     (c) Related Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

     (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

                                      5                          ATTACHMENT A

     (e) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; PROVIDED, HOWEVER, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

     (f) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

     (g) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

     (h) Free Standing Stock Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

     (i) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

     (j) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
Section 5 and this Section 6 of the Plan; PROVIDED, HOWEVER, that no Related limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

     (k) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

     (1) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees, consultants and advisors to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (3) hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient.

     (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company,

                                      6                          ATTACHMENT A
within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this
Section 7(2), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

     The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

     (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

     (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; PROVIDED, HOWEVER; that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

     (b) Except as provided in paragraph (3)(a) of this Section 7, the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; PROVIDED, HOWEVER; that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

     (c) The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such awards.

SECTION 8. AMENDMENT AND TERMINATION.

     The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent.

     The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                      7                          ATTACHMENT A

SECTION 10. GENERAL PROVISIONS.

     (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

     (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time.

     (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

     (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 11. EFFECTIVE DATE OF PLAN.

     The Plan became effective (the "Effective Date") on February 25, 1997.

SECTION 12. TERMINATION OF PLAN.

     No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                                       MIDLAND RESOURCES, INC.


                                       /s/ DEAS H. WARLEY III
                                       --------------------------------------
                                       Deas H. Warley III, President








                                      8                          ATTACHMENT A

PROXY
                            MIDLAND RESOURCES, INC.

    This proxy is solicited on behalf of the board of directors for the annual meeting of stockholders on May 29, 1997.

    The undersigned hereby appoints Deas H. Warley III and Darrell M. Dillard, or any one of them, with full power of substitution, attorneys and proxies of the undersigned to vote all shares of common stock of Midland Resources, Inc. (the "Company") which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held on May 29, 1997, at Houston, Texas at 10:00 a.m. Texas time:

1.            / /     FOR the election (except as indicated           / /     WITHHOLD authority for all nominees listed
                      below) of Deas H. Warley III, Robert R.
                      Donnelly, Sam R. Brock, Darrell M. Dillard
                      and Wayne M. Whitaker

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.

--------------------------------------------------------------------------------

2.            / /     FOR           / /     AGAINST        / /     ABSTAIN    Proposal to ratify the Midland Resources, Inc. 1997
                                                                              Board of Directors Stock Incentive Plan.
3.            / /     FOR           / /     AGAINST        / /     ABSTAIN    Ratification of appointment for Grant Thornton LLP,
                                                                              as the Company's auditors for 1997.

    All as described in the Notice of Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

    This Proxy will be voted in accordance with the specifications made herein. If no contrary specification is made, it will be voted "FOR" each of the proposals set forth.

                                              Dated this

                              --------------------------------------------------
                                              day of

             -------------------------------------------------------------------
                                              , 1997

                                              ----------------------------------

                                              ----------------------------------
                                              Signature(s) of stockholder(s)

                                                 Please sign exactly as your
                                                 name appears on your stock
                                                 certificate. When signing as an
                                                 executor, administrator,
                                                 trustee or other
                                                 representative, please sign
                                                 your full title. All joint
                                                 owners should sign.

                PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY.